INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 25, 2025, TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 28, 2025, AS PREVIOUSLY SUPPLEMENTED OF:
Invesco Rochester High Yield Municipal ETF (IROC)
(the “Fund”)
Effective July 1, 2025, Invesco Capital Management LLC (the “Adviser”) has agreed to waive 100% of the management fees it is entitled to receive from the Fund through June 30, 2026. Accordingly, effective July 1, 2025, the Fund’s Prospectuses and SAI are revised as described below:
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The following footnote 1 is added to the fee table in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information—Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:
(1) Effective July 1, 2025, Invesco Capital Management LLC (the “Adviser”) has agreed to waive 100% of its management fee for the Fund through June 30, 2026.
●
The following is added as a second sentence to the first paragraph in the “Management of the Fund—Advisory Fees” section of the Fund’s Statutory Prospectus:
Effective July 1, 2025, the Adviser has agreed to waive 100% of its management fee for the Fund through June 30, 2026.
●
The following replaces information relevant to the Fund in the table included within the “Management—Investment Advisory Agreement” section of the Fund’s SAI:
Fund	Advisory Fee*
Invesco Rochester High Yield Municipal ETF	0.39%
** Effective July 1, 2025, the Adviser has agreed to waive 100% of its management fee for the Fund through June 30, 2026.
Please Retain this Supplement for Future Reference.
P-IROC-SUMSTATSAI-SUP 062525